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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned Officers and Directors of DDi Holdings Corp., DDi Capital Corp. and Dynamic Details, Incorporated, as the case may be, hereby severally constitute and appoint Joseph P. Gisch, Bruce D. McMaster, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Form 10-K of the companies listed above and any and all amendments to said Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS our hands and common seal on the date set forth below.


Signature                     Title                              Date

/s/ Bruce D. McMaster         President, Chief Executive         March 30, 1999
---------------------------   Officer and Director of
Bruce D. McMaster             Holdings, President and Chief
                              Executive Officer of DDi
                              Capital and DDi


/s/ Charles D. Dimick         Director of Holdings, DDi          March 30, 1999
---------------------------   Capital and DDi
Charles D. Dimick


/s/ Joseph P. Gisch           Chief Financial Officer and        March 30, 1999
---------------------------   principal accounting officer of
Joseph P. Gisch               Holdings, DDi Capital and
                              DDi, Director of DDi Capital
                              and DDi


/s/ David Dominik             Director of Holdings, DDi          March 30, 1999
---------------------------   Capital and DDi
David Dominik
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/s/ Edward W. Conard          Director of Holdings               March 30, 1999
---------------------------
Edward W. Conard


/s/ Stephen M. Zide           Vice President and Director        March 30, 1999
---------------------------   of Holdings
Stephen M. Zide


/s/ Prescott Ashe             Vice President and Director        March 30, 1999
---------------------------   of Holdings, DDi Capital and
Prescott Ashe                 DDi


/s/ Marshall Haines           Director of Holdings               March 30, 1999
---------------------------
Marshall Haines


/s/ Benjamin Hochberg         Director of Holdings               March 30, 1999
---------------------------
Benjamin Hochberg


/s/ Jeremy Schwartz           Director of Holdings               March 30, 1999
---------------------------
Jeremy Schwartz


/s/ Stephen E. Adamson        Director of Holdings               March 30, 1999
---------------------------
Stephen E. Adamson


/s/ Mark R. Benham            Director of Holdings               March 30, 1999
---------------------------
Mark R. Benham


/s/ Sean Brophy               Director of Holdings               March 30, 1999
---------------------------
Sean Brophy

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/s/ Christopher Behrens       Director of Holdings               March 30, 1999
---------------------------
Christopher Behrens


                                      -3-